UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest event reported): January 12, 2003

Commission File Number: 000-25107

THERMOELASTIC TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Colorado	84-1316284
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)

1109 7th Court, Fox Island, WA 98333
(Address of principal executive offices) (Zip Code)

Company’s telephone number, including area code: (253) 549-4336

ITEM 5.      Other Events.

On January 12, 2003, at a special meeting of the Board of Directors a reverse split resulting in an decrease of outstanding Common Shares of the Corporation from 491,662,414 to 983,325 was approved.

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

        Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOELASTIC TECHNOLOGIES, INC.

Date:	January 16th, 2003	/s/ Kevin M Murphy
Kevin M Murphy President, CEO